                                                                    Exhibit 99.4


                UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

     The following unaudited pro forma condensed combined financial data is based on, and should be read in conjunction with, the consolidated financial statements of Big Flower Holdings, Inc. and its subsidiaries (the "Company"). These financial statements were filed in the Company's annual report on Form 10-K for the year ended December 31, 1997 and its quarterly filing on Form 10-Q
for the three months ended March 31, 1998.   The pro forma information has been
prepared to illustrate the effect of the acquisition of the Fusion Group which was accounted for under the purchase method of accounting.

     Since the acquisition of the Fusion Group was completed on March 13, 1998, its balance sheet and the effects of financing the acquisition are reflected in the Company's March 31, 1998 balances included in the Company's filing on Form 10-Q and, therefore, no pro forma balance sheet data is filed herein. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 1998, and for the year ended December 31, 1997, assume that the acquisition of the Fusion Group was consummated as of the first day of the periods presented.

     The pro forma adjustments are based on preliminary estimates which are derived from available information and certain assumptions. While the Company believes, based on available information, that the fair values and allocations included in the unaudited pro forma condensed combined financial statements are reasonable estimates, final purchase accounting adjustments will be made at the completion of the evaluations and estimates as of the actual purchase dates. As a result, the final allocation of costs related to the acquired companies may differ materially from that presented herein.

     The unaudited pro forma condensed combined financial data excludes any potential benefits that might result from the acquisitions due to synergies that may be derived from the elimination of certain costs. The pro forma financial data does not purport to represent what the Company's results of operations actually would have been if the acquisition had actually occurred on the date or for the periods indicated or what such results will be for any future date or future periods.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1998
(in thousands, except per share amounts)

                                                     BIG        FUSION       PRO FORMA
                                                    FLOWER      GROUP(a)    ADJUSTMENTS    PRO FORMA
                                                    ------     ---------    -----------    ---------
Net sales                                        $  383,902    $    4,609                 $  388,511
Operating expenses:
  Costs of production                               295,188         2,195                    297,383
  Selling, general and administrative                48,437         2,023                     50,460
  Depreciation and amortization of intangibles       20,757           386     $   212 (b)     21,355
                                                 ----------    ----------     -------     ----------
                                                    364,382         4,604         212        369,198
                                                 ----------    ----------     -------     ----------
Operating income                                     19,520             5        (212)        19,313
                                                 ----------    ----------     -------     ----------
Other expense (income):
  Interest expense                                   13,029           109         339 (c)     13,477
  Amortization of deferred financing costs              429                                      429
  Preferred dividends of a subsidiary trust           1,725                                    1,725
  Interest income                                      (120)                                    (120)
  Other, net                                          2,447          (492)                     1,955
                                                 ----------    ----------     -------     ----------
                                                     17,510          (383)        339         17,466
                                                 ----------    ----------     -------     ----------
Income (loss) before income taxes                     2,010           388        (551)         1,847
Income tax expense (benefit)                            925           325        (253)(d)        997
                                                 ----------    ----------     -------     ----------
Net Income (loss)                                $    1,085    $       63     $  (298)    $      850
                                                 ==========    ==========     =======     ==========
Weighted average shares - basic                      19,455                                   19,455
                                                 ==========                               ==========
Weighted average shares - diluted                    20,563                                   20,563
                                                 ==========                               ==========
Basic earnings per share                         $     0.06                               $     0.04
                                                 ==========                               ==========
Diluted earnings per share (e)                   $     0.05                               $     0.04
                                                 ==========                               ==========

See notes to unaudited pro forma condensed combined statements of operations.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(in thousands, except per share amounts)

                                                     BIG        FUSION       PRO FORMA
                                                    FLOWER       GROUP      ADJUSTMENTS    PRO FORMA
                                                    ------     ---------    -----------    ---------
Net sales                                        $1,376,706    $   24,231                 $1,400,937
Operating expenses:
  Costs of production                             1,072,296        11,098                  1,083,394
  Selling, general and administrative               140,394         8,259                    148,653
  Depreciation and amortization of intangibles       67,322         1,603     $   848 (b)     69,773
                                                 ----------    ----------     -------     ----------
                                                  1,280,012        20,960         848      1,301,820
                                                 ----------    ----------     -------     ----------
Operating income                                     96,694         3,271        (848)        99,117
                                                 ----------    ----------     -------     ----------
Other expense (income):
  Interest expense                                   40,300           370       1,780 (c)     42,450
  Amortization of deferred financing costs            1,696                                    1,696
  Interest income                                      (349)          (53)                      (402)
  Preferred dividends of a subsidiary trust           1,340                                    1,340
  In process acquired technology write off           58,192                                   58,192
  Other, net                                          7,141                                    7,141
                                                 ----------    ----------     -------     ----------
                                                    108,320           317       1,780        110,417
                                                 ----------    ----------     -------     ----------
Income (loss) before income taxes                   (11,626)        2,954      (2,628)       (11,300)
Income tax expense (benefit)                         21,945         1,128      (1,235)(d)     21,838
                                                 ----------    ----------     -------     ----------
Income (loss) before extraordinary item          $  (33,571)   $    1,826     $(1,393)    $  (33,138)
                                                 ==========    ==========     =======     ==========

Loss per share before extraordinary item         $    (1.79)                              $    (1.77)
                                                 ==========                               ==========
Weighted average shares - basic and diluted (e)      18,704                                   18,704
                                                 ==========                               ==========

See notes to unaudited pro forma condensed combined statements of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(a) Represents the historical statement of operations for the Fusion Group for the period from January 1, 1998 to its acquisition by the Company on March 13, 1998.

(b) Represents the amortization of the estimated excess purchase cost over book value which is being amortized over a 25 year period.

(c) Reflects (i) the interest on the additional borrowings under the Company's UK credit facility which were used to finance the acquisition and (ii) the elimination of interest incurred by the acquired companies on debt repaid upon acquisition.

                                              YEAR ENDED      THREE MONTHS ENDED
                                           DECEMBER 31, 1997    MARCH 31, 1998
                                           -----------------  ------------------
                                                      (in thousands)
       Eliminate interest expense on debt
        repaid upon acquisition                $   (370)             $   (109)
       Additional interest expense on UK
        credit facility borrowings of
        $25.0 million at 8.60%                    2,150                   448
                                               --------              --------
                                               $  1,780              $    339
                                               --------              --------
                                               --------              --------

(d) Pro forma tax adjustments reflect applying the Company's effective tax rates of 47% in 1997 and 46% in 1998 to all pro forma adjustments for the respective periods.

(e) The pro forma earnings per share calculations exclude the anti-dilutive effect of conversion of redeemable convertible preferred securities.